UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2024, American International Group, Inc. (“AIG” or the “Company”) announced that Keith Walsh, age 50, will serve as Executive Vice President and Chief Financial Officer, effective October 21, 2024. Since 2017, Mr. Walsh has served as the Chief Financial Officer of Marsh, a subsidiary of Marsh & McLennan Companies, Inc. (“MMC”). From 2012 to 2017, Mr. Walsh served as Head of Investor Relations for MMC.

Mr. Walsh succeeds Executive Vice President and Chief Financial Officer Sabra Purtill who, upon Mr. Walsh’s commencement of employment, will work on strategic projects and act as an advisor to Mr. Walsh to enable a smooth transition. Ms. Purtill does not have any disagreement with the Company or its independent auditor as to the Company’s financial statements, reserves, financial reporting generally and related disclosure controls and procedures.

The Compensation and Management Resources Committee of the Company’s Board of Directors has approved the terms of Mr. Walsh’s compensation. Mr. Walsh will: (i) receive a base salary of $1,000,000 per year; (ii) be eligible for a target annual cash bonus of $1,500,000 under the AIG Short-Term Incentive Plan, with a guarantee of no less than target for the 2024 performance year; and (iii) be eligible for a target annual equity award of $2,500,000 under the AIG 2021 Omnibus Incentive Plan. On his start date, Mr. Walsh will receive restricted stock units (“RSUs”) with an initial grant value of $300,000 that will vest ratably over three years and RSUs with an initial grant value of $2,750,000, of which $1,000,000 will vest on the first anniversary of the grant date, $925,000 will vest in February 2026 and $825,000 will vest in February 2027.

There are no arrangements or understandings with any person pursuant to which Mr. Walsh was appointed to serve as an officer of the Company. Mr. Walsh has no family relationship with any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release of American International Group, Inc., dated September 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated September 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: September 18, 2024	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary